Exhibit 10(a)

                    THE BLACK & DECKER 1986 STOCK OPTION PLAN


     The proper execution of the duties and responsibilities of the executive and other key employees of The Black & Decker Corporation and its subsidiaries is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable employees to assume positions which contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the business enterprise and thereby provide them with added incentive to remain in its employ and to increase the prosperity, growth and earnings of the Corporation. This stock option plan will serve these purposes.


                                  ARTICLE 1:00

                                   Definitions

     The following terms wherever used herein shall have the following meanings respectively:

1:01              The  term   "Corporation"   shall  mean  The  Black  &  Decker
                  Corporation.

1:02 The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulation thereto.

1:03 The term "Incentive Stock Option" shall mean any Option granted pursuant to the Plan clearly designated as an Incentive Stock Option and which satisfies the requirements of Code Section 422(b).

1:04 The term "Plan" shall mean The Black & Decker 1986 Stock Option Plan as approved and recommended by the Board of Directors on October 17, 1985 and as adopted by the shareholders of the Corporation on January 27, 1986, as the same may be further amended from time to time.

1:05 The term "Board of Directors" shall mean the Board of Directors of the Corporation.

1:06 The term "Committee" shall mean a committee to be appointed by the Board of Directors to consist of two or more of those members of the Board of Directors who are Non-Employee Directors within the meaning of Rule 16b-3 promulgated under the Exchange Act and are outside directors within the meaning of the Section 162(m) Regulations, as each may be amended from time to time.

1:07 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1:08 The term "Nonqualified Stock Option" shall mean an Option granted under the Plan that is not an Incentive Stock Option.

1:09              The  term  "Section   162(m)   Regulations"   shall  mean  the
                  regulations adopted pursuant to Section 162(m) of the Code.

1:10 The term "Immediate Family Member" shall mean each of (i) the children, step children or grandchildren of the Initial Holder, (ii) the spouse or any parent of the Initial Holder,
                  (iii) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.

1:11 The term "Initial Holder," with respect to an Option granted under the Plan, shall mean the executive or other key employee of the Corporation granted the Option.

1:12 The term "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms Incentive Stock Option and Nonqualified Stock Option.

1:13              The term "Option  Agreement" shall mean the written  agreement
                  representing   Options   granted   pursuant  to  the  Plan  as
                  contemplated by Article 6:00 of the Plan.

1:14 The term "Option Holder" shall mean the Initial Holder so long as he or she holds an Option initially granted to the Initial Holder, and thereafter shall mean the beneficiary or the Immediate Family Member to whom the Option has been transferred in accordance with Section 6:05.


                                  ARTICLE 2:00

                           Effective Date of the Plan

2:01              The Plan shall become effective as of January 27, 1986.


                                  ARTICLE 3:00

                                 Administration

3:01              The Plan shall be administered by the Committee.

3:02 The Committee shall establish, from time to time and at any time, subject to the limitations of the Plan as hereinafter set forth, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

3:03 The Committee shall from time to time submit to the Board of Directors for its approval the names of those executives and key managerial personnel who, in its opinion, should receive Options, and shall recommend the numbers of shares on which Options should be granted to each such person and the nature of the Options to be granted, including without limitation whether the Options and stock appreciation rights shall be transferable in accordance with the terms and conditions provided in Section 6:12 or Section 8:05.

3:04 The Options shall be granted by the Corporation and shall become effective only after prior approval of the Board of Directors, and upon the execution of an Option Agreement between the Corporation and the Initial Holder.


                                  ARTICLE 4:00

                            Participation in the Plan

4:01 Participation in the Plan shall be limited to such executives and other key managerial personnel of the Corporation and its subsidiaries who are regular, full-time employees of the Corporation, or of any of its subsidiaries, and who from time to time shall be designated by the Committee and approved by the Board of Directors together with any permitted transferees in accordance with the terms and conditions of the Plan.

4:02 No member of the Board of Directors who is not also an employee shall be eligible to participate in the Plan. No employee owning a beneficial interest in more than 5% of the outstanding stock of the Corporation shall be eligible to participate in the Plan.

                                  ARTICLE 5:00

                            Stock Subject to the Plan

5:01 There shall be reserved for the granting of Options under the Plan and for issuance and sale pursuant to such Options, 1,800,000 shares of the Common Stock of the Corporation. In determining the shares available at any time for granting Options, there shall be deducted from the total number of reserved shares, the number of shares with respect to which Options have been granted under the Plan which are still outstanding or have been exercised. The shares subject to Option shall be made available from the authorized and unissued Common Stock or from treasury shares of the Corporation. If for any reason shares as to which an Option has been granted cease to be subject to purchase thereunder, then such shares again shall be available for Option under the Plan. However, except as provided in Section 5:03 to prevent dilution, the aggregate number of shares subject to Options under the Plan shall not exceed 1,800,000 shares.

5:02 Proceeds of the purchase of optioned shares by any Option Holder shall be used for the general business purposes of the Corporation.

5:03 In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or stock, or any change in the capital structure of the Corporation, the Committee shall make such adjustment as may be appropriate in the number and kind of shares reserved for purchase by executives or key managerial employees, in the number, kind and price of shares covered by Options granted but not then exercised, and in the number of stock appreciation rights, if any, and in the number of cash appreciation rights, if any, related to shares covered by Options granted but not then exercised.


                                  ARTICLE 6:00

                         Terms and Conditions of Options

6:01 Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form and with such terms and conditions (including, without limitation, noncompete, confidentiality or other similar provisions or provisions relating to transfer) as the Committee from time to time may determine. The right of an Option Holder to exercise his, her or its Option shall at all times be subject to the terms and conditions set forth in the respective Option Agreement.

6:02 The option price per share shall be equal to one hundred percent (100%) of the fair market value of a share of the Common Stock of the Corporation on the date on which the Option is granted. The fair market value shall be the closing price per share of the Common Stock of the Corporation as finally reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange on the date on which the Option is granted, or if shares of the Common Stock of the Corporation are not sold on such date, the closing price per share of the Common Stock of the Corporation as finally reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange for the most recent prior date on which the Common Stock of the Corporation was sold.

6:03 Each Option, subject to the other limitations herein provided, may extend for a period of up to ten years from the date on which it is granted. The term of each Option shall be determined by the Committee at the time of grant of the Option.

6:04 Unless otherwise provided by the Board of Directors upon the recommendation of the Committee, the number of shares subject to each Option shall be divided into four installments of twenty-five percent each. The first installment shall be exercisable twelve months after the date the Option was granted, and each succeeding installment shall be exercisable twelve months after the date the immediately preceding installment became exercisable. If the Option Holder does not purchase the full number of shares which he or she at any time has become entitled to purchase, the Option Holder may purchase all or any part of those shares at any subsequent time during the term of the Option.

6:05 Options shall be non-transferable and non-assignable except that (i) Options may be transferred by testamentary instrument or by the laws of descent and distribution, and (ii) subject to the terms and conditions of the Option Agreement or any other terms and conditions imposed by the Committee from time to time, Options may be transferred in accordance with the terms and conditions provided in Section 6:12 if the applicable Option Agreement or other action of the Committee expressly provides that the Options are transferable.

6:06 Upon voluntary or involuntary termination of an Initial Holder's employment, his or her Option (including any Option transferred in accordance with the terms and conditions provided in Section 6:12) and all rights thereunder, shall be terminated except to the extent previously exercised, and except as provided in Sections 6:07, 6:08 and 6:09.

6:07 In the event an Initial Holder (i) ceases to be a key employee of the Corporation due to involuntary termination, or (ii) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or by entry into the armed forces of the United States, or any of the departments or agencies of the United States government, or (iii) terminates employment by reason of illness, disability or other special circumstance, the Committee shall consider his or her case and shall, subject to the approval of the Board of Directors, take such action with respect to the related Option Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Options may be exercised and extending the time following the Initial
                  Holder's termination of employment during which the Option Holder is entitled to purchase shares subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:08 If an Initial Holder dies during the term of his or her Option without the Option having been exercised in full, (i) the executor or administrator of his or her estate or the person who inherits the right to exercise the Option by bequest or inheritance in the event the Initial Holder was the Option Holder at the date of death or (ii) the Option Holder in the event the Option had been transferred in accordance with the terms and conditions provided in Section 6:12, shall have the right within three years of the Initial Holder's death to purchase the number of shares which the deceased Initial Holder (or Option Holder, as the case may be) was entitled to purchase at the date of death after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:09 If an Initial Holder's employment is terminated without having fully exercised the Option, and (i) the Initial Holder is 62 years of age or older, or (ii) the Initial Holder has been employed by the Corporation or any of its subsidiaries or affiliates at least 10 years and the Initial Holder's age plus years of such employment total not less than 55 years, then such Initial Holder (or the Option Holder in the event the Option had been transferred in accordance with the terms and conditions provided in Section 6:12) shall have the right within three years of the Initial Holder's termination of employment to purchase the number of shares which the Initial Holder (or Option Holder, as the case may be) was entitled to purchase at the date of termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:10 The granting of an Option to purchase shares pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries, to employ the Initial Holder for any specified period.

6:11 The aggregate fair market value (as of the date an Incentive Stock Option is granted) of stock, with respect to which Incentive Stock Options under this Plan and "incentive Stock Options" (within the meaning of Code Section 422(b)) under all other plans of the Corporation and its subsidiaries are exercisable for the first time by an Option Holder during any calendar year, shall not exceed $100,000. Incentive Stock Options shall not be transferable in accordance with the terms and conditions provided in Section 6:12.

6:12 The Committee may provide, in the original grant of a Nonqualified Stock Option or in an amendment or supplement to a previous grant, that some or all of the Nonqualified Stock Options granted under the Plan are transferable by the Initial Holder to an Immediate Family Member of the Initial Holder, provided that (i) the Option Agreement, as it may be amended from time to time, expressly so provides or the Committee otherwise designates the Option as transferable, (ii) the transfer by the Initial Holder is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Initial Holder and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Committee or any employee of the Corporation acting on behalf of the Committee may from time to time request, and (v) the Initial Holder or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Nonqualified Stock Option transferred in accordance with the terms and conditions provided in this Section 6:12 shall continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise of an Option by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in this
                  Section 6:12 unless and until payment or provision for payment of any applicable withholding taxes has been made.


                                  ARTICLE 7:00

                          Methods of Exercise of Option

7:01 The Option Holder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted under the Plan as to all or part of the shares covered by the Option shall notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of shares to be purchased and the method of payment therefor, and make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Article 7:00. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

7:02 An Option Holder at any time may elect in writing to abandon an Option with respect to the number of shares as to which the Option shall not have been exercised.

7:03 Within 10 days after receipt by the Corporation of the notice provided in Section 7:01, payment or provision for payment shall be made as follows:



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

                                    (a) the Option  shall be exercised as to the
                           number of shares specified in the notice by payment to the Corporation in United States currency of the purchase price as provided in the Option; or

                                    (b) at the  election  of the Option  Holder,
                           the Option may be exercised as to the number of shares specified in the notice by tendering to the Corporation shares of Common Stock of the Corporation already owned by the Option Holder which, together with any cash tendered therewith, shall equal in value the purchase price. The value of the tendered shares for this purpose shall be the fair market value (as defined in Section 6:02) of such shares on the date the notice provided in Section 7:01 is received by the Corporation, and the Option Holder shall deliver only that number of shares which, together with any cash delivered, has an aggregate value of not less than the purchase price as provided in the Option; or

                                    (c) the Option  Holder shall  deliver to the
                           Corporation an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the aggregate purchase price of the shares of Common Stock as to which such exercise relates and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Option Holder or to deliver the remaining shares of Common Stock to the Option Holder.

                  Notwithstanding the foregoing provisions, the Committee, in processing any purported exercise of an Option granted under the Plan, may refuse to recognize the methods of exercise selected by the Option Holder (other than the methods of exercise set forth in Sections 7:03(a) and 7:03(b)) if, in the opinion of counsel to the Corporation, (i) the Initial Holder or the Option Holder is or within the six months preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the method of exercise selected by the Option Holder would subject the Initial Holder or the Option Holder to a substantial risk of liability under Section 16 of the Exchange Act. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised in accordance with the methods of exercise set forth in Section 7:03(c).

7:04 In addition to the alternative methods of exercise set forth in Section 7:03, holders of Nonqualified Stock Options shall be entitled, at or prior to the time the written notice provided for in Section 7:01 is delivered to the Corporation, to elect to have the Corporation withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option that number of shares of Common Stock (determined based on the fair market value (as defined in Section 6:02) of a share of Common Stock on the date the notice set forth in
                  Section 7:01 is received by the Corporation) necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. Alternatively, such holder of a Nonqualified Stock Option may elect to deliver previously owned shares of Common Stock upon exercise of the Nonqualified Stock Option to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. The maximum amount that an Option Holder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Option Holder may deliver shall be based on the maximum federal, state and local taxes payable by the Option Holder. Notwithstanding the foregoing provisions, the Committee or the Board of Directors may include in the Option Agreement relating to any such Nonqualified Stock Option provisions limiting or eliminating the Option Holder's ability to pay his or her withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Option Agreement but in the opinion of the Committee such withholding would have an adverse tax or accounting effect to the Corporation, at or prior to exercise of the Nonqualified Stock Option the Committee may so limit or eliminate the Option Holder's ability to pay his or her withholding tax obligation with shares of Common Stock. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect any of the methods of satisfying his or her withholding tax obligation in respect of any exercise if, in the opinion of counsel to the Corporation, (i) the Initial Holder or the holder of the Nonqualified Stock Option is or within the six months preceding such exercise was subject to reporting under
                  Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the election or timing of the election would subject the Initial Holder or the holder of the Nonqualified Stock Option to a substantial risk of liability under Section 16 of the Exchange Act.

7:05              An  Option   Holder  shall  have  none  of  the  rights  of  a
                  stockholder until the shares covered by the Option are issued upon exercise of the Option.


                                  ARTICLE 8:00

                            Stock Appreciation Rights

8:01 Stock appreciation rights may be granted concurrently with the grant of Stock Options at the sole discretion of the
                  Committee. If the Committee does grant stock appreciation rights to an Option Holder, the number of stock appreciation rights granted to the Option Holder shall equal the number of shares granted pursuant to the related Stock Option.

8:02 A stock appreciation right shall entitle an Option Holder subject to the terms and conditions of the Plan to surrender to the Corporation for cancellation all or a portion of the related Stock Option granted pursuant to the Plan, but only to the extent that such Option is then exercisable, and to be paid therefor an amount in cash or a number of shares of Common Stock having a fair market value on the date the stock appreciation right is exercised equal to the increase, if any, of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the value of a share of Common Stock on the date of grant of the related Stock Option.

8:03 The Committee in its sole discretion shall determine whether a stock appreciation right will be paid in cash or in shares of Common Stock.

8:04 Stock appreciation rights may only be exercised prior to the exercise, termination or cancellation of the related Stock Option.

8:05 The Committee may provide, in the original grant of a Stock Appreciation Right or in an amendment or supplement to a previous grant, that some or all of the stock appreciation rights granted under the Plan are transferable by the Initial Holder to an Immediate Family Member of the Initial Holder, provided that (i) the stock appreciation right agreement, as it may be amended from time to time, expressly so provides or the Committee otherwise designates the stock appreciation right as transferable, (ii) transfer by the Initial Holder is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Initial Holder and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Committee or any employee of the Corporation acting on behalf of the Committee may from time to time request, and (v) the Initial Holder or the stock appreciation right holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the stock appreciation right agreement. Any stock appreciation right transferred in accordance with the terms and conditions provided in this Section 8:11 shall continue to be subject to the same terms and conditions that were applicable to such stock appreciation right prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise of a stock appreciation right by an Immediate Family Member of a stock appreciation right transferred in accordance with the terms and conditions provided in this Section 8:11 unless and until payment or provision for payment of any applicable withholding taxes has been made.

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



                                  ARTICLE 9:00

                            Cash Appreciation Rights

9:01 Cash appreciation rights may be granted concurrently with the grant of Stock Options at the sole discretion of the Committee. If the Committee does grant cash appreciation rights to an Option Holder, the number of cash appreciation rights granted to an Option Holder shall equal the number of shares granted pursuant to the related Stock Option.

9:02 Cash appreciation rights shall entitle an Option Holder subject to the terms and conditions of the Plan to receive from the Corporation or the subsidiary employing the Option Holder, upon exercise of all or a portion of the related Stock Option granted pursuant to the Plan, or upon the surrender of all or a portion of the related Stock Option granted in exchange for the exercise of stock appreciation rights, if any, granted to the Option Holder pursuant to the Plan, a payment in cash equal to the sum of (i) the increase in income taxes, if any, incurred by the Option Holder as a result of the full or partial exercise of the related Stock Option or, if appropriate, the related stock appreciation right, and (ii) the increase in income taxes, if any, incurred by the Option Holder as a result of receipt of this cash payment.

9:03 In no event shall the cash payment for a cash appreciation right exceed the increase, if any, of the fair market value of a share of Common Stock on the date of exercise of the related Stock Option or, if appropriate, of the related stock appreciation right over the value of a share of Common Stock on the date of grant of the related Stock Option.

9:04              Except as otherwise  contemplated  in this Article 9:00,  cash
                  appreciation    rights    shall   be    nontransferable    and
                  nonassignable.


                                  ARTICLE 10:00

                    Amendments and Discontinuance of the Plan

10:01 The Board of Directors shall have the right at any time and from time to time to amend, modify or discontinue the Plan provided that, except as provided in Section 5:03, no such amendment, modification or discontinuance shall (i) revoke or alter the terms of any valid Option, stock appreciation right or cash appreciation right previously granted in accordance with the Plan, (ii) increase the number of shares to be reserved for issuance and sale pursuant to Options, (iii) change the price determined pursuant to the provisions of
                  Section 6:02, (iv) change the class of employee to whom Options may be granted under the Plan, or (v) provide for Options exercisable more than ten years after the date granted.


                                  ARTICLE 11:00

                Plan Subject to Governmental Laws and Regulations

11:01 The Plan, and the grant and the exercise of Options, stock appreciation rights and cash appreciation rights shall be subject to all applicable governmental laws and regulations. Any other provision of the Plan to the contrary notwithstanding, the Board of Directors may in its discretion make such changes in the Plan as may be required, in their opinion, to conform the Plan to such laws and regulations.




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

                                  ARTICLE 12:00

                              Duration of the Plan

12:01 No Option shall be granted pursuant to the Plan after the close of business on January 26, 1996.


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